UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 2, 2011
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)
Florida

(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement.
     On May 2, 2011, The GEO Group, Inc. (“GEO”) entered into Amendment No. 2, dated as of May 2, 2011, to the Credit Agreement dated as of August 4, 2010, by and among GEO, the Guarantors party thereto, the lenders party thereto and BNP Paribas, as administrative agent, as previously amended by Amendment No. 1, dated as of February 8, 2011 (“Amendment No. 2”). Amendment No. 2, among other things, reduced the interest rate margin applicable to the Tranche B term loans. Specifically, the amendment reduces the “Applicable Rate” for Tranche B term loans to: (i) 2.75% per annum in the case of Eurodollar loans from 3.25% per annum; and (ii) 1.75% per annum in the case of ABR Loans from 2.25% per annum. Amendment No. 2 also reduces the floor applicable to the “LIBOR Rate” in respect of Tranche B term loans to 1.00% from 1.50%.
     The foregoing summary is qualified in its entirety by reference to Amendment No. 2, a copy of which is filed herewith as Exhibit 10.1.
Section 2 — Financial Information
     Item 2.02 Results of Operations and Financial Condition.
     On May 4, 2011, GEO issued a press release (the “Press Release”) announcing its financial results for the fiscal quarter ended April 3, 2011, confirming its financial guidance for full year 2011 and announcing its second quarter 2011 financial guidance, a copy of which is furnished hereto as Exhibit 99.1. GEO also held a conference call on May 4, 2011 to discuss its financial results for the quarter, its confirmed financial guidance for full year 2011 and its financial guidance for second quarter 2011, a transcript of which is furnished hereto as Exhibit 99.2.
     In the Press Release, GEO provided Pro Forma Net Income, Adjusted EBITDA and Adjusted Funds from Operations for the fiscal quarter ended April 3, 2011 and the comparable prior-year periods that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, as amended, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Press Release presents the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information.
     Pro Forma Net Income is defined as net income adjusted for net (income) loss attributable to non-controlling interests, start-up/transition expenses, international bid and proposal expenses, and M&A related expenses, net of tax as set forth in Table 1 of the Press Release. GEO believes that Pro Forma Net Income is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Pro Forma Net Income to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

     Adjusted EBITDA is defined as net income before net interest expense, income tax, depreciation and amortization, and tax provision on equity in earnings of affiliates, adjusted for net (income) loss attributable to non-controlling interests, stock-based compensation, start-up/transition expenses, international bid and proposal expenses, and M&A related expenses, net of tax as set forth in Table 3 of the Press Release. GEO believes that Adjusted EBITDA is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted EBITDA to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.
     Adjusted Funds From Operations is defined as net income excluding depreciation and amortization, income taxes, stock-based compensation, maintenance capital expenditures, equity in earnings of affiliates and amortization of debt costs and other non-cash interest, net (income) loss attributable to non-controlling interests, and M&A related expenses, net of tax as set forth in Table 4 of the Press Release. GEO believes that Adjusted Funds From Operations is useful to investors as it provides information regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted Funds From Operations to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.
     The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Safe-Harbor Statement
     This Form 8-K contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues, costs, and cost synergies, GEO’s ability to maintain growth and strengthen contract relationships, and GEO’s ability to meet the increasing demand for correctional, detention, and residential treatment services, and long-term growth prospects in its industry. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this Form 8-K include, but are not limited to those factors contained in GEO’s Securities and Exchange Commission filings, including the Form 10-K, 10-Q and 8-K reports.
Section 5 — Corporate Governance and Management
     Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 4, 2011, the board of directors (the “Board”) of GEO approved an amendment to GEO’s bylaws (as amended and restated, the “Restated Bylaws”) to revise Article V, Section 7 of the bylaws to raise the mandatory retirement age from 73 to 75. The Restated Bylaws are effective immediately.
     The above summary of the amendment to GEO’s bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is filed with this report as Exhibit 3.1, and incorporated by reference herein.

     Item 5.07 Submission of Matters to a Vote of Security Holders.
     The 2011 Annual Meeting of Shareholders of The GEO Group, Inc. was held on May 4, 2011. The following matters were voted on at the meeting: (1) the election of six directors for a term of one year and until their successors are duly elected and qualified, (2) the ratification of the appointment of Grant Thornton LLP to serve as GEO’s independent registered public accountants for the 2011 fiscal year, (3) the approval, in a non-binding advisory vote, of the compensation paid to GEO’s named executive officers, as disclosed in GEO’s Proxy Statement for the 2011 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion and (4) the determination, in a non-binding advisory vote, of whether a shareholder vote to approve the compensation of GEO’s named executive officers should occur every one, two or three years. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.
1.	All of the Board’s director nominees were elected for a term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

	Votes For	Votes Withheld	Broker Non-Votes
Clarence E. Anthony	58,171,660	894,833	3,121,905
Norman A. Carlson	58,114,067	952,426	3,121,905
Anne N. Foreman	57,624,269	1,442,224	3,121,905
Richard H. Glanton	57,625,965	1,440,528	3,121,905
Christopher C. Wheeler	57,628,937	1,437,556	3,121,905
George C. Zoley	57,653,068	1,413,425	3,121,905
2.	The appointment of Grant Thornton LLP as GEO’s independent registered public accountants for the 2011 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For:	62,055,970
Against:	127,154
Abstain:	5,274
Broker Non-Votes:	—
3.	The shareholders approved, in a non-binding advisory vote, the compensation of GEO’s named executive officers, by the votes set forth in the table below:

For:	46,463,419
Against:	12,597,553
Abstain:	5,521
Broker Non-Votes:	3,121,905
4.	The shareholders indicated their preference, in a non-binding advisory vote, that the non-binding advisory vote on executive compensation be held annually, by the votes set forth in the table below:

Every Year:	46,020,839
Every 2 Years:	285,070
Every 3 Years:	12,754,266
Abstain:	6,317
Broker Non-Votes:	3,121,905
     The Compensation Committee of the Board will take into account the outcome of the vote on this proposal when considering how frequently to seek an advisory vote on executive compensation in future years.

Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of The GEO Group, Inc.
10.1
Amendment No. 2, dated as of May 2, 2011, to the Credit Agreement dated as of August 4, 2010 between the Company, as Borrower, certain of GEO’s subsidiaries, as Grantors and BNP Paribas, as Lender and as Administrative Agent.

99.1	Press Release, dated May 4, 2011, announcing GEO’s financial results for the fiscal quarter ended April 3, 2011.
99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended April 3, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
May 6, 2011 Date	By:	/s/ Brian R. Evans
Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of The GEO Group, Inc.
10.1
Amendment No. 2, dated as of May 2, 2011, to the Credit Agreement dated as of August 4, 2010 between the Company, as Borrower, certain of GEO’s subsidiaries, as Grantors and BNP Paribas, as Lender and as Administrative Agent.

99.1	Press Release, dated May 4, 2011, announcing GEO’s financial results for the fiscal quarter ended April 3, 2011.
99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended April 3, 2011.